(10) Reinsurance Agreement

                             REINSURANCE AGREEMENT

                                  BETWEEN THE

             GLENBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "GLENBROOK")

                                      AND

             ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                                 (HEREINAFTER "ALLSTATE")



                                   Article I
                                   ---------

                             BASIS OF REINSURANCE
                             --------------------



1. One-hundred percent (100%) of the net benefits (defined in Article II, Paragraph 1), under all eligible policies (defined in Schedule A) of GLENBROOK, will be reinsured with ALLSTATE.

2. This reinsurance will be ceded to ALLSTATE on an automatic coinsurance basis.

3. In no event will reinsurance on an application or a policy under this Agreement be in force unless the corresponding application or policy issued by GLENBROOK, or the reinsurance accepted by GLENBROOK, as the case may be, is in force.


                                   Article II
                                   ----------

                              REINSURANCE BENEFITS
                              --------------------


1.   Net benefits are defined as follows:

     (a) For an application received, or a policy issued directly by GLENBROOK and reinsured under this Agreement, net benefits are the actual amounts payable by GLENBROOK to the policyholder, less any amounts payable to GLENBROOK by another reinsurer with respect to the policy. These payments include, but are not limited to, death benefits, endowment benefits, annuity benefits, disability benefits, benefits under accident and health policies, surrender benefits, and payments on supplemental contracts with and without life contingencies.

     (b) For policies reinsured by GLENBROOK and retroceded under this Agreement, net benefits are the actual amounts payable by GLENBROOK to the ceding company with respect to the policy reinsured by GLENBROOK. These payments will include commissions and expense allowances on reinsurance accepted.

2. With respect to applications received, or policies issued directly or reinsured by GLENBROOK, after the Effective Date of this Agreement, ALLSTATE's liability for net benefits will begin simultaneously with that of GLENBROOK and will include any liability GLENBROOK may incur as a result of a Temporary Insurance Agreement or Conditional Receipt issued in conjunction with a policy subject to this Agreement.

3. ALLSTATE's liability under this Agreement will continue as long as GLENBROOK remains liable on the underlying coverage, and will terminate simultaneously with GLENBROOK's termination of liability.


                                  Article III
                                  -----------

                                  SETTLEMENTS
                                  -----------


1. While this Agreement is in effect, GLENBROOK shall pay to ALLSTATE no less frequently than weekly, with respect to policies reinsured under this Agreement, a reinsurance premium equal to (or the accounting equivalent of) the sum of Items (a), (b) and (c) below, less the sum of Items (d) and (e) below, as applicable for the period since the date of GLENBROOK's last payment to ALLSTATE.

     (a) Gross premiums (direct and reinsurance assumed) collected by GLENBROOK.

     (b) Reserves transferred from a GLENBROOK Separate Account to the GLENBROOK General Account.

     (c)  Policy loan repayments, including interest, collected by GLENBROOK.

     (d)  Gross premiums refunded by GLENBROOK to policyholders.

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     (e)  Reserves transferred from the GLENBROOK General Account to the
          GLENBROOK Separate Account.

2. While this Agreement is in effect, ALLSTATE shall pay to GLENBROOK no less frequently than weekly a benefit and expense allowance equal to (or the accounting equivalent of) the sum of Items (a), (b), (c), (d) and (e) below, with respect to the policies reinsured under this Agreement, as applicable for the period since the date of ALLSTATE's last payment to GLENBROOK.

     (a)  Net benefits (as defined in Article II) paid by GLENBROOK.

     (b)  Commissions and other sales compensation paid by GLENBROOK.

     (c)  General insurance expenses paid by GLENBROOK.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) paid by GLENBROOK.

     (e)  Policy loan distributions to policyholders paid by GLENBROOK.


                                   Article IV
                                   ----------

                                   OVERSIGHTS
                                   ----------


ALLSTATE shall be bound as GLENBROOK is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either GLENBROOK or ALLSTATE, both GLENBROOK and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.



                                   Article V
                                   ---------

                                 POLICY CHANGES
                                 --------------


If any change is made in coverage reinsured under this Agreement GLENBROOK shall notify ALLSTATE.

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                                   Article VI
                                   ----------

                                   RECAPTURE
                                   ---------


1. If a policy reinsured under this Agreement becomes ineligible for reinsurance (as specified in Schedule A), the policy will be immediately recaptured by GLENBROOK.

2.   GLENBROOK shall notify ALLSTATE of any such recapture.

3. Within ninety (90) days after receiving notice of recapture under paragraph 1 of this Article VI, ALLSTATE shall pay to GLENBROOK an amount equal to the net reserves attributable to the recaptured policy. Such reserves will be calculated as mutually agreed upon by GLENBROOK and ALLSTATE.

4. Within ninety (90) days following the recapture by GLENBROOK of any business ceded to another reinsurer, GLENBROOK shall pay to ALLSTATE an amount equal to the net reserves attributable to the recaptured business. Such reserves will be calculated as mutually agreed upon by GLENBROOK and ALLSTATE.


                                  Article VII
                                  -----------

                             INSPECTION OF RECORDS
                             ---------------------


GLENBROOK and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the policies reinsured under this Agreement.


                                  Article VIII
                                  ------------

                                   INSOLVENCY
                                   ----------


1. In the event of the insolvency of GLENBROOK, reinsurance under this Agreement is payable by ALLSTATE on the basis of its liability hereunder without diminution because of the insolvency of GLENBROOK.

2. Further, in the event of the insolvency of GLENBROOK, the liquidator, receiver or statutory successor of the insolvent GLENBROOK shall give written notice

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     to ALLSTATE of the pendency of an obligation of the insolvent GLENBROOK on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to GLENBROOK or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent GLENBROOK as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to GLENBROOK solely as a result of the defense undertaken by ALLSTATE.

3. All monies due GLENBROOK or ALLSTATE under this Agreement shall be offset against each other, dollar for dollar, regardless of any insolvency of either party .


                                   Article IX
                                   ----------

                                  ARBITRATION
                                  -----------


Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty
(20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party will also name an arbitrator. The two arbitrators will choose a third arbitrator and will forthwith notify the contracting parties of such choice. Each arbitrator should be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators will consider this Agreement as an honorable engagement rather than merely as a legal obligation, and will be relieved of all judicial formalities. The decision of the arbitrators will be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration will take place at the Home Office of GLENBROOK, unless some other location is mutually agreed upon.


                                   Article X
                                   ---------

                              PARTIES TO AGREEMENT
                              --------------------


This Agreement is solely between GLENBROOK and ALLSTATE. The acceptance of reinsurance hereunder does not create any right or legal relation whatever between ALLSTATE and any party in interest under any policy reinsured hereunder.

GLENBROOK shall be and remain solely liable to any insured, contract owner, or beneficiary under any policy reinsured hereunder.



                                   Article XI
                                   ----------

                             DURATION OF AGREEMENT
                             ---------------------


This Agreement will be effective as of July 1, 1991, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving sixty (60) days prior written notice of termination to the other party.


IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the date shown below.



GLENBROOK LIFE INSURANCE COMPANY of Northbrook, Illinois


By      /s/ Marla Friedman
        -----------------

Title   Vice President
        -----------------

Date    10/11/91
        -----------------

ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois


By      /s/ James D. Clements
        ---------------------

Title   Assistant Vice President, Assistant Secretary & Assistant General
        -----------------------------------------------------------------
        Counsel
        -------

Date   October 11, 1991
       ----------------

                             REINSURANCE AGREEMENT

                                    BETWEEN

             GLENBROOK LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "GLENBROOK")

                                      AND

             ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                             (HEREAFTER "ALLSTATE")



                                   Schedule A

                        ELIGIBLE AND INELIGIBLE POLICIES
                        --------------------------------


1. This Agreement covers all eligible policies issued directly by GLENBROOK after the Effective Date of this Agreement, and all reinsurance accepted by GLENBROOK after the Effective Date of this Agreement.

2. An eligible policy is defined as any policy whose reserve is invested, in whole or in part, in the GLENBROOK General Account; provided, however, that the portion of any such policy which is not so invested is not covered under this Agreement.

                              AMENDMENT # 1 TO THE

                             REINSURANCE AGREEMENT

                                    BETWEEN

            GLENBROOK LIFE AND ANNUITY COMPANY, NORTHBROOK, ILLINOIS
                           (HEREINAFTER "GLENBROOK")

                                      AND
             ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                            (HEREINAFTER "ALLSTATE")



WHEREAS, Glenbrook and Allstate entered into a Reinsurance Agreement (hereinafter "Agreement") dated July 1, 1991; and,

WHEREAS, the California Insurance Department has determined that various changes to the Agreement are required under California insurance law; and,

WHEREAS, Glenbrook and Allstate desire to amend the Agreement with respect to coverage issued to California residents to meet the California requirements;

NOW THEREFORE, the Agreement is hereby amended with respect to California residents, as follows;


     1.) Article VIII, "Insolvency", is hereby amended by deleting said Article in its entirety, and replacing it with the following new Article VIII.


                                  Article VIII
                                  ------------

                                   INSOLVENCY
                                   ----------

     1. The portion of any risk or obligation assumed by Allstate, when such portion is ascertained, shall be payable on demand of Glenbrook at the same time as Glenbrook shall pay its net retained portion of such risk or obligation, and the reinsurance shall be payable by Allstate on the basis of the liability of Glenbrook under the contract or contracts reinsured under this Agreement without diminution because of the insolvency of Glenbrook. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of Glenbrook, such portion shall be payable to such conservator, liquidator or statutory successor

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          immediately upon demand, on the basis of claims allowed against
          Glenbrook by any court of competent jurisdiction or, by any conservator, liquidator, or statutory successor of Glenbrook having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims. Payments by Allstate as above set forth shall be made directly to Glenbrook or its conservator, liquidator or statutory successor.

     2. Further, in the event of the insolvency of Glenbrook, the liquidator, receiver or statutory successor of the insolvent Glenbrook shall give written notice to Allstate of the pendency of an obligation of the insolvent Glenbrook on any policy reinsured, whereupon Allstate may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to Glenbrook or its liquidator or statutory successor. The expense thus incurred by Allstate shall be chargeable, subject to court approval, against the insolvent Glenbrook as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to Glenbrook solely as a result of the defense undertaken by Allstate

     2.)  In addition, a new Article XII is added to the Agreement, as follows:

                                  Article XII
                                  -----------

                                     OFFSET
                                     ------

     All monies due Glenbrook or Allstate under this Agreement shall be offset against each other dollar for dollar.


Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


GLENBROOK LIFE AND ANNUITY COMPANY            ALLSTATE LIFE INSURANCE
                                              COMPANY

By:    /s/ Craig Whitehead              By:    /s/ Michael J. Velotta
       -------------------                    -----------------------

Title: Asst. Vice President            Title: V.P., Secretary & General Counsel
       --------------------                   ---------------------------------

Date:  Dec. 18, 1994                   Date:  Jan. 18, 1995
       -------------                          -------------

                              AMENDMENT NUMBER 2

                          TO THE REINSURANCE AGREEMENT
                             EFFECTIVE JULY 1, 1991

                                    BETWEEN

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        (HEREINAFTER CALLED "GLENBROOK")

                                      AND
                        ALLSTATE LIFE INSURANCE COMPANY
                        (HEREINAFTER CALLED "ALLSTATE")



IT IS HEREBY AGREED, that the Reinsurance Agreement effective July 1, 1991 between GLENBROOK and ALLSTATE (hereafter "Agreement"), is amended as provided below.

1. Effective January 1, 1995, Article III is hereby amended by adding the following new paragraph:

     ALLSTATE shall pay to GLENBROOK, no less frequently than annually, any taxes incurred by GLENBROOK as a result of Section 848 of the Internal Revenue Code which concerns capitalization of policy acquisition costs.

2. Effective January 1, 1993, Article III is hereby amended by adding the following new paragraph:

     ALLSTATE and GLENBROOK agree to an election under Treasury Regulations 1-848-2(g)(8), as follows:

     (a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

     (b) GLENBROOK and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. GLENBROOK and ALLSTATE shall agree on the amount of such net consideration for each taxable year no later than May 1 following the end of such year.
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     (c)  This election shall be effective for 1993 and for all subsequent taxable years for which this Agreement remains in effect.


Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


GLENBROOK LIFE AND ANNUITY COMPANY

By:       /s/ Sarah R. Donahue
          --------------------

Title:    Vice President
          --------------

Date:     12/18/95
          ---------

ALLSTATE LIFE INSURANCE COMPANY

By:       /s/ C. Nelson Strom
          -------------------

Title:    Assistant Vice  President
          ---------------------------

Date:     12/5/95
          ---------